AB BOND FUND, INC.

-AB Total Return Bond Portfolio

Class A (Ticker: ABQUX); Class C (Ticker: ABQCX); Advisor Class (Ticker: ABQYX);

Class I (Ticker: ABQIX); Class Z (Ticker: ABQZX)

AB ACTIVE ETFS, INC.

-AB Core Plus Bond ETF

(Ticker: CPLS)

(“the Funds”)

Supplement dated January 6, 2025 to the Information Statement/Prospectus dated December 18, 2024.

*          *          *

At meetings held on November 5–7, 2024, the Boards of Directors of the Funds approved the reorganization of AB Total Return Bond Portfolio, a series of AB Bond Fund, Inc., into AB Core Plus Bond ETF, a series of AB Active ETFs, Inc. (the “Conversion”).

The Funds provided notice to shareholders of the Conversion in a prospectus supplement dated November 8, 2024 and in the Information Statement/Prospectus dated December 18, 2024.

References to the expected closing date of the Conversion and other Conversion-related dates in the Information Statement/Prospectus are hereby amended and replaced with the dates set forth in the table below.

Expected Date
Conversion closing date:	February 7, 2025
Date newly-issued shares of AB Core Plus Bond ETF received in the Conversion can be traded on the Exchange:	February 10, 2025
Last day for purchase orders:	January 31, 2025
Last day for exchange orders:	February 6, 2025
Last day for redemption orders:	February 6, 2025

*          *          *          *          *

This Supplement should be read in conjunction with the Funds’ Prospectuses.

You should retain this Supplement with your Prospectuses for future reference.

__________________

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.